Van Kampen Trust for Investment Grade New York Municipals
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              10/30/  Variou  441,735,000  1,500,0   0.340%  0.160
                02       s                   00                %      Lehman
  New York                                                          Brothers,
    City                                                             Merrill
Transportat                                                         Lynch, JP
ion Finance                                                          Morgan,
 Authority                                                            Morgan
                                                                     Stanley,
                                                                     Advest,
                                                                       Bear
                                                                     Stearns,
                                                                       Dain
                                                                    Rauscher,
                                                                      First
                                                                     Albany,
                                                                     Goldman
                                                                      Sachs,
                                                                      Paine
                                                                     Webber,
                                                                    Ramirez &
                                                                       Co,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      CIBC,
                                                                     Commerce
                                                                     Capital,
                                                                        AG
                                                                     Edwards,
                                                                     Jackson
                                                                    Sec, Legg
                                                                      Mason,
                                                                       Loop
                                                                     Capital,
                                                                    Prudential
                                                                        ,
                                                                    Quick&Reil
                                                                       ly,
                                                                     Raymond
                                                                      James,
                                                                    Roosevelt&
                                                                      Cross
                                                                      Sibert
                                                                    Brandford
                                                                      Shank

                                                                      Morgan
                                                                     Stanley,
                                                                     Goldman
 Dormitory                                                           Sachs &
 Authority                                                           Co, M.R.
   of the     12/19/  $98.63  $629,010,00  1,000,0   0.159%  0.605    Beal &
  State of      02                 0         00                %     Company,
  New York                                                             A.G.
   State                                                            Edwards &
  Personal                                                          sons Inc,
 Income Tax                                                            Bear
  Revenue                                                           Stearns &
   Bonds                                                             Co, CIBC
                                                                      World
                                                                     Markets,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Jackson
                                                                    Securities
                                                                    , Raymond
                                                                     James &
                                                                    Associates
                                                                     Inc, JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Proger
                                                                    McCarthy &
                                                                    Sealy LLC,
                                                                     RBC Dain
                                                                     Rauscher
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                       Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Siebert
                                                                    Brandford
                                                                    shank & Co
                                                                     LLC, UBS
                                                                      Paine
                                                                      Webber

                                                                     Merrill
                                                                     Lynch &
                                                                      Co, JP
                                                                     Morgan,
  New York                                                            Lehman
    City                                                            Brothers,
Transitiona   02/13/  $105.4  $604,125,00  3,500,0   0.579%  2.090    Morgan
 l Finance    03      7       0            00                  %     Stanley,
 Authority                                                            Advest
 Future Tax                                                         Lebenthal,
  Secured                                                              Bear
   Bonds                                                            Stearns &
Fiscal 2003                                                          Co Inc,
  Series D                                                           RBC Dain
                                                                     Rauscher
                                                                    Inc, First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Goldman
                                                                     Sachs &
                                                                     Co, UBS
                                                                      Paine
                                                                      Webber
                                                                       Inc,
                                                                    Ramirez &
                                                                     Co Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    CIBC World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Inc, Legg
                                                                    Mason Wood
                                                                      Walker
                                                                    Incorporat
                                                                     ed, Loop
                                                                     Capital
                                                                     Markets
                                                                       LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                       ed,
                                                                     Siebert
                                                                    Brandford
                                                                      Shank

The City of   02/27/  $107.6  $650,000,00  1,000,0   0.154%  0.604     Bear
  New York      03       3         0         00                %    Stearns &
                                                                     Co. Inc,
                                                                      Morgan
                                                                     Stanley,
                                                                    UBS Paine
                                                                      Webber
                                                                       Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    M.R. Beal
                                                                    & Company,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Goldman
                                                                     Sachs &
                                                                    Co, Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                     Lynch &
                                                                      Co, JP
                                                                     Morgan,
                                                                    Ramirez &
                                                                     Co. Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                    ed, Advest
                                                                        /
                                                                    Lebenthal,
                                                                    Apex Pryor
                                                                    Securities
                                                                      , CIBC
                                                                      World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets
                                                                     Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                       Inc,
                                                                      Janney
                                                                    Montgomery
                                                                    Scott LLC,
                                                                    Legg Mason
                                                                       Wood
                                                                      Walker
                                                                    Incorporat
                                                                     ed, Loop
                                                                     Capital
                                                                     Markets
                                                                       LLC,
                                                                     Popular
                                                                    Securities
                                                                     , Prager
                                                                    McCarthy &
                                                                    Sealy LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Raymond
                                                                     James &
                                                                    Associates
                                                                       Inc

              03/03/  $103.7  $169,640,00  2,000,0   1.811%  0.270
                03       7         0         00                %    JP Morgan,
  New York                                                            Bear,
   State                                                            Stearns &
Environment                                                          Co Inc,
     al                                                              Goldman,
 Facilities                                                          Sachs &
Corporation                                                         Co, Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                    ed, Samuel
                                                                    A. Ramirez
                                                                    & Co, Inc,
                                                                    UBS Paine
                                                                    Webber Inc